March 31, 2026
Consolidated Financial
Statements (Unaudited)

NYSE: EIC

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Important Information

This report is transmitted to the stockholders of Eagle Point Income Company Inc. (“we”, “us”, “our” or the “Company”). This report and the information and views included herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company or a solicitation of an offer to purchase any such securities, and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Income Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company, as described in the prospectus. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of March 31, 2026. Nothing herein shall be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provides legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisers regarding any potential investment. The information presented herein is as of the dates noted and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO collateral managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. The Company does not represent that such information is accurate or complete, and it should not be relied upon as such. This report does not purport to be complete and no obligation to update or revise any information herein is being assumed.

About Eagle Point Income Company Inc.

The Company is a publicly-traded, diversified, closed-end management investment company. The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation, by investing primarily in junior debt tranches of CLOs. In addition, the Company may invest up to 35% of its total assets (at the time of investment) in CLO equity securities. The Company is externally managed and advised by Eagle Point Income Management LLC.

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

In addition to the Company’s regulatory requirement to file certain portfolio information with the SEC (as described further in the enclosed report), the Company makes certain additional financial information available to investors via its website (www.eaglepointincome.com), press releases and other public disclosures.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

CONSOLIDATED FINANCIAL STATEMENTS FOR THE THREE MONTHS ENDED
MARCH 31, 2026 (UNAUDITED)

See accompanying notes to the consolidated financial statements

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Statement of Assets and Liabilities
As of March 31, 2026
(expressed in US dollars)
(Unaudited)

ASSETS
Investments, at fair value (cost $419,420,351)	$350,599,582
Cash and cash equivalents	59,754,259
Interest receivable	12,139,691
Unamortized deferred financing costs	679,364
Prepaid Expenses	454,458
Excise tax refund receivable	51,412
Total Assets	423,678,766

LIABILITIES
Term preferred stock, at fair value (5,694,725 shares issued and outstanding) (Note 6)	142,115,746
Investments sold under participation agreements, at fair value (Note 2)	3,072,280
Unfunded investment commitments, at fair value	64,587
Payable for securities purchased	101,997
Management fees payable	1,344,986
Professional fees payable	218,363
Administration fees payable	172,954
Directors’ fees payable	63,750
Deferred tax liability	63,173
Tax expense payable	25,683
Interest expense payable	19,370
Due to affiliates	5,084
Other expenses payable	3,238
Total Liabilities	147,271,211

COMMITMENTS AND CONTINGENCIES (Note 7)

NET ASSETS applicable to common stock, 0.001 par value, 150,000,000 shares authorized, 23,043,757 shares issued and outstanding	$276,407,555

NET ASSETS consist of:
Paid-in capital	$372,103,862
Aggregate distributable earnings (losses)	(95,443,268)
Accumulated other comprehensive income (loss)	(253,039)
Total Net Assets	$276,407,555

Net asset value per share of common stock	$11.99

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Schedule of Investments
As of March 31, 2026
(expressed in US dollars)
(Unaudited)

Issuer(1)	Investment Description(2),(3)	Acquisition Date(4)	Principal Amount/ Shares	Cost	Fair Value(5)
Investments, at Fair Value - 126.84% of Net Assets
Collateralized Loan Obligation Debt - 81.05% of Net Assets(6)(8)
Structured Finance
United States
AGL CLO 14 Ltd.	Secured Note - Class E-R, 9.92% (3M SOFR + 6.25%, due 12/2/2034)	4/24/2025	$1,000,000	$964,521	$806,076
AGL CLO 17 Ltd.	Secured Note - Class E-R, 8.32% (3M SOFR + 4.65%, due 1/21/2035)	1/24/2025	5,000,000	5,000,202	4,611,082
AGL CLO 23 Ltd.	Secured Note - Class E-R, 8.37% (3M SOFR + 4.70%, due 4/20/2038)	3/14/2025	5,000,000	4,876,970	4,411,298
AGL CLO 39 Ltd.	Secured Note - Class E, 8.17% (3M SOFR + 4.50%, due 4/20/2038)	2/28/2025	1,100,000	1,100,000	1,053,441
AMMC CLO 25, Limited	Secured Note - Class E-R-2, 9.97% (3M SOFR + 6.30%, due 10/15/2038)	9/10/2025	5,000,000	5,000,000	4,824,776
Ares LIX CLO Ltd.	Secured Note - Class E, 10.18% (3M SOFR + 6.51%, due 4/25/2034)	1/05/2023	3,700,000	3,702,739	3,487,154
Ares Loan Funding IX, Ltd.	Secured Note - Class E, 8.67% (3M SOFR + 5.00%, due 3/31/2038)	3/03/2025	3,500,000	3,500,000	3,447,684
Ares XXVII CLO Ltd.	Secured Note - Class E-R3, 10.42% (3M SOFR + 6.75%, due 10/28/2034)	11/05/2024	2,000,000	2,000,000	1,901,472
Black Diamond CLO 2016-1, Ltd.	Secured Note - Class D-R, 9.53% (3M SOFR + 5.86%, due 4/26/2031)	10/04/2018	1,050,000	1,013,501	960,113
Carlyle US CLO 2020-2, Ltd.	Secured Note - Class D-R-2, 9.67% (3M SOFR + 6.00%, due 1/25/2035)	2/04/2026	500,000	490,677	470,344
Carlyle US CLO 2021-10 Ltd.	Secured Note - Class E-R, 10.42% (3M SOFR + 6.75%, due 1/20/2038)	12/04/2024	5,000,000	5,000,000	4,799,955
Carlyle US CLO 2022-1, Ltd.	Secured Note - Class E, 11.02% (3M SOFR + 7.35%, due 4/15/2035)	8/23/2024	2,250,000	2,235,850	2,140,843
Carlyle US CLO 2025-1, Ltd.	Secured Note - Class E, 9.37% (3M SOFR + 5.70%, due 4/25/2038)	4/01/2025	1,350,000	1,350,000	1,322,682
CarVal CLO II Ltd.	Secured Note - Class E-R2, 10.17% (3M SOFR + 6.50%, due 4/20/2032)	11/26/2024	4,850,000	4,850,000	4,547,471
CBAM 2017-2, Ltd.	Secured Note - Class E-R, 11.03% (3M SOFR + 7.36%, due 7/17/2034)	2/04/2026	6,480,000	6,418,989	5,887,979
CBAM 2021-15, LLC	Secured Note - Class E-R, 9.17% (3M SOFR + 5.50%, due 1/20/2038)	2/05/2025	3,875,000	3,877,869	3,621,306
CIFC Funding 2017-I, Ltd.	Secured Note - Class E-RR, 10.41% (3M SOFR + 6.74%, due 4/21/2037)	8/05/2024	5,000,000	4,943,051	4,798,242
CIFC Funding 2017-III Ltd.	Secured Note - Class E-R, 10.37% (3M SOFR + 6.70%, due 4/20/2037)	4/16/2024	3,000,000	3,003,813	2,789,351
CIFC Funding 2018-II, Ltd.	Secured Note - Class E-R, 9.42% (3M SOFR + 5.75%, due 10/20/2037)	9/27/2024	800,000	800,000	794,838
CIFC Funding 2022-II, Ltd.	Secured Note - Class E-R, 8.42% (3M SOFR + 4.75%, due 4/19/2035)	1/29/2025	3,340,000	3,340,000	3,182,594
Dryden 123 CLO, Ltd.	Secured Note - Class E, 8.52% (3M SOFR + 4.85%, due 4/15/2038)	2/19/2025	5,000,000	5,000,000	4,922,180
Dryden 37 Senior Loan Fund, Ltd.	Secured Note - Class E-R, 9.08% (3M SOFR + 5.41%, due 1/15/2031)	10/04/2018	500,000	489,605	455,780
Dryden 43 Senior Loan Fund, Ltd.	Secured Note - Class E-R3, 10.33% (3M SOFR + 6.66%, due 4/20/2034)	12/03/2024	5,010,000	4,907,065	4,632,789
Dryden 68 CLO, Ltd.	Secured Note - Class E-R, 10.68% (3M SOFR + 7.01%, due 7/15/2035)	4/10/2024	5,300,000	5,144,073	4,920,560
Dryden 98 CLO, Ltd.	Secured Note - Class E, 10.07% (3M SOFR + 6.40%, due 4/20/2035)	2/03/2022	4,850,000	4,726,051	4,408,233
Elmwood CLO 16 Ltd.	Secured Note - Class E-R, 10.42% (3M SOFR + 6.75%, due 4/20/2037)	8/05/2024	5,000,000	5,000,734	4,769,954
Elmwood CLO 22 Ltd.	Secured Note - Class E-R, 8.47% (3M SOFR + 4.80%, due 4/17/2038)	3/12/2025	2,000,000	2,000,000	1,965,129
Elmwood CLO VI Ltd.	Secured Note - Class E-R-R, 9.57% (3M SOFR + 5.90%, due 7/18/2037)	7/16/2025	5,000,000	4,947,514	4,615,488
Elmwood CLO VIII Ltd.	Secured Note - Class E-R, 9.92% (3M SOFR + 6.25%, due 4/20/2037)	7/29/2025	1,750,000	1,738,716	1,602,221
First Eagle BSL CLO 2019-1 Ltd.	Secured Note - Class D, 11.63% (3M SOFR + 7.96%, due 1/20/2033)	12/17/2019	5,000,000	4,854,184	4,943,517
Generate CLO 2 Ltd.	Secured Note - Class E-R2, 11.02% (3M SOFR + 7.35%, due 10/22/2037)	8/06/2024	3,625,000	3,612,512	3,272,079
Green Lakes Park CLO, LLC	Secured Note - Class E-RR, 8.42% (3M SOFR + 4.75%, due 1/25/2038)	1/17/2025	5,000,000	4,950,898	4,407,456
Harbor Park CLO, Ltd.	Secured Note - Class E-R2, 8.92% (3M SOFR + 5.25%, due 1/20/2031)	10/06/2025	2,250,000	2,250,000	2,048,678
Invesco CLO 2022-1, Ltd.	Secured Note - Class E, 9.97% (3M SOFR + 6.30%, due 4/20/2035)	3/19/2024	5,004,000	4,896,833	4,296,681
KKR CLO 14 Ltd.	Secured Note - Class E-R, 10.08% (3M SOFR + 6.41%, due 7/15/2031)	3/19/2020	6,800,000	6,688,233	6,639,578
KKR CLO 17 Ltd.	Secured Note - Class E-R, 11.32% (3M SOFR + 7.65%, due 4/15/2034)	1/12/2022	2,760,000	2,752,121	2,350,117
KKR CLO 22 Ltd.	Secured Note - Class E, 9.93% (3M SOFR + 6.26%, due 7/20/2031)	10/27/2021	5,075,000	4,936,858	4,812,906
KKR CLO 26 Ltd.	Secured Note - Class E-R, 11.08% (3M SOFR + 7.41%, due 10/15/2034)	7/21/2021	5,000,000	4,908,969	4,379,238
KKR CLO 27 Ltd.	Secured Note - Class E-R2, 9.92% (3M SOFR + 6.25%, due 1/15/2035)	12/10/2024	3,000,000	3,000,000	2,657,897
KKR CLO 29 Ltd.	Secured Note - Class E-R, 10.75% (3M SOFR + 7.08%, due 7/15/2037)	4/29/2025	2,000,000	1,968,430	1,853,600
KKR CLO 32 Ltd.	Secured Note - Class E-R, 10.77% (3M SOFR + 7.10%, due 4/15/2037)	8/08/2024	5,500,000	5,483,270	5,313,094
KKR CLO 49 Ltd.	Secured Note - Class E-R, 10.49% (3M SOFR + 6.82%, due 10/20/2037)	10/08/2024	1,925,000	1,892,882	1,798,542
Lake George Park CLO, Ltd.	Secured Note - Class E, 8.27% (3M SOFR + 4.60%, due 4/15/2038)	2/04/2026	1,350,000	1,340,107	1,278,326
Lakeside Park CLO, Ltd.	Secured Note - Class E, 8.27% (3M SOFR + 4.60%, due 4/15/2038)	3/07/2025	5,000,000	5,000,000	4,717,114
Madison Park Funding XXIX, Ltd.	Secured Note - Class E-R, 9.52% (3M SOFR + 5.85%, due 3/25/2038)	3/07/2025	2,375,000	2,375,000	2,013,805
Magnetite XLV, Limited	Secured Note - Class E, 8.17% (3M SOFR + 4.50%, due 4/15/2038)	3/12/2025	1,125,000	1,125,000	1,085,289
Morgan Stanley Eaton Vance CLO 2022-18, Ltd.	Secured Note - Class E-R, 9.82% (3M SOFR + 6.15%, due 10/20/2037)	11/01/2024	1,838,000	1,838,000	1,629,392
Neuberger Berman CLO XVII, Ltd.	Secured Note - Class E-R3, 10.42% (3M SOFR + 6.75%, due 7/22/2038)	8/05/2024	875,000	872,205	869,736
Neuberger Berman Loan Advisers CLO 24, Ltd.	Secured Note - Class E-R2, 10.67% (3M SOFR + 7.00%, due 10/19/2038)	8/08/2024	2,300,000	2,300,000	2,236,831
Neuberger Berman Loan Advisers CLO 38, Ltd.	Secured Note - Class E-R2, 8.27% (3M SOFR + 4.60%, due 10/20/2036)	2/14/2025	5,000,000	5,000,000	4,730,198
Octagon 51, Ltd.	Secured Note - Class E-R, 9.32% (3M SOFR + 5.65%, due 7/20/2034)	2/06/2025	2,200,000	2,200,000	2,019,602
Octagon Investment Partners 38, Ltd.	Secured Note - Class D-R, 10.92% (3M SOFR + 7.25%, due 10/20/2037)	8/06/2024	4,725,000	4,660,015	4,541,523
Octagon Investment Partners 41, Ltd.	Secured Note - Class E-R, 11.06% (3M SOFR + 7.39%, due 10/15/2033)	9/24/2021	5,000,000	4,851,188	4,493,010
Pikes Peak CLO 12, Ltd.	Secured Note - Class E-R, 8.67% (3M SOFR + 5.00%, due 4/20/2038)	1/30/2025	4,450,000	4,440,599	4,218,113
Pikes Peak CLO 3	Secured Note - Class E-RR, 10.54% (3M SOFR + 6.87%, due 10/25/2034)	8/11/2022	2,625,000	2,587,392	2,416,483
RAD CLO 21, Ltd.	Secured Note - Class E-1R, 8.57% (3M SOFR + 4.90%, due 1/25/2037)	1/27/2025	3,250,000	3,193,820	3,034,708
RAD CLO 27, Ltd.	Secured Note - Class E, 8.97% (3M SOFR + 5.30%, due 1/20/2038)	12/11/2024	5,000,000	5,000,000	4,653,497
Regatta 31 Funding, Ltd	Secured Note - Class D, 8.57% (3M SOFR + 4.90%, due 3/25/2038)	2/21/2025	5,000,000	5,000,000	4,721,733
Rockford Tower CLO 2017-3, Ltd.	Secured Note - Class E, 9.68% (3M SOFR + 6.01%, due 10/20/2030)	10/4/2018	1,030,000	1,030,096	951,181
Rockford Tower CLO 2018-1, Ltd.	Secured Note - Class E, 9.77% (3M SOFR + 6.11%, due 5/20/2031)	10/04/2018	2,250,000	2,218,312	1,938,825
Rockford Tower CLO 2018-2, Ltd.	Secured Note - Class E, 9.93% (3M SOFR + 6.26%, due 10/20/2031)	10/04/2018	5,000,000	4,908,594	4,209,612
RR 14 Ltd.	Secured Note - Class D, 10.08% (3M SOFR + 6.41%, due 4/15/2036)	4/23/2025	2,000,000	1,945,223	1,836,192
RR 16 Ltd.	Secured Note - Class D, 10.18% (3M SOFR + 6.51%, due 7/15/2036)	4/17/2024	5,000,000	5,000,209	4,676,931
RR 7 Ltd.	Secured Note - Class D-1B, 10.17% (3M SOFR + 6.50%, due 1/15/2037)	8/10/2023	3,000,000	2,940,062	2,801,615
Sixth Street CLO VIII Ltd.	Secured Note - Class D-R2, 10.42% (3M SOFR + 6.75%, due 10/20/2034)	11/21/2024	5,000,000	5,000,000	4,638,069
Tallman Park CLO Ltd.	Secured Note - Class E-R, 9.67% (3M SOFR + 6.00%, due 7/20/2038)	6/26/2025	2,000,000	2,000,000	1,729,004
TCI-Symphony CLO 2016-1 Ltd.	Secured Note - Class E-R2, 10.66% (3M SOFR + 7.01%, due 10/13/2032)	1/13/2022	5,000,000	4,984,786	4,242,290
Thayer Park CLO, Ltd.	Secured Note - Class D-R, 10.18% (3M SOFR + 6.51%, due 4/20/2034)	9/24/2024	3,625,000	3,620,331	2,881,809
Thompson Park CLO, Ltd.	Secured Note - Class E-R, 8.27% (3M SOFR + 4.60%, due 4/15/2034)	3/06/2025	5,000,000	5,000,000	4,549,573
Total Collateralized Loan Obligation Debt				240,048,069	224,038,879

See accompanying notes to the consolidated financial statements

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Issuer(1)	Investment Description(2),(3)	Acquisition Date(4)	Principal Amount/ Shares	Cost	Fair Value(5)
Collateralized Loan Obligation Equity - 26.74% of Net Assets(7)(8)
Structured Finance
United States
AMMC CLO 23, Limited	Subordinated Note (effective yield 16.07%, maturity 4/17/2035)	9/19/2025	5,000,000	$3,098,280	$2,511,096
AMMC CLO 30, Limited	Subordinated Note (effective yield 17.26%, maturity 1/15/2037)	11/01/2024	7,103,000	4,931,853	4,816,814
Ares Loan Funding V, Ltd.	Subordinated Note (effective yield 9.48%, maturity 7/27/2037)	2/04/2025	6,475,000	4,579,710	2,521,300
Ares Loan Funding VII, Ltd.	Subordinated Note (effective yield 10.95%, maturity 10/22/2037)	7/30/2025	7,500,000	5,144,560	2,966,225
Ares Loan Funding VIII, Ltd.	Subordinated Note (effective yield 12.48%, maturity 1/24/2038)	8/04/2025	7,018,000	5,126,500	4,021,103
Ares LXIII CLO Ltd.	Subordinated Note (effective yield 11.61%, maturity 4/20/2035)	7/30/2024	5,952,500	3,737,742	2,331,640
Ares XLIV CLO Ltd.	Subordinated Note (effective yield 5.86%, maturity 4/15/2034)	6/08/2021	13,105,000	3,473,505	1,539,298
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note (effective yield 16.03%, maturity 10/25/2034)(9)	9/24/2021	5,000,000	3,016,324	2,207,158
Barings CLO Ltd. 2021-I	Subordinated Note (effective yield 0.00%, maturity 4/25/2034)(13)(14)	11/03/2021	4,000,000	1,888,317	680,000
Barings CLO Ltd. 2021-III	Subordinated Note (effective yield 0.00%, maturity 1/18/2035)(13)	11/17/2021	5,000,000	2,707,327	733,650
Boyce Park CLO, Ltd.	Subordinated Note (effective yield 6.63%, maturity 4/21/2035)	9/27/2023	3,000,000	1,744,479	642,043
Boyce Park CLO, Ltd.	Class M-2 Note (effective yield 6.63%, maturity 4/21/2035)	9/27/2023	17,678,572	157,896	109,905
Carlyle US CLO 2021-2, Ltd.	Subordinated Note (effective yield 12.21%, maturity 4/20/2034)	10/28/2021	8,205,000	5,244,527	3,602,610
Carlyle US CLO 2021-5, Ltd.	Subordinated Note (effective yield 7.88%, maturity 7/20/2034)	11/02/2021	5,000,000	3,354,946	1,650,683
Carlyle US CLO 2021-6, Ltd.	Subordinated Note (effective yield 14.74%, maturity 7/15/2034)	8/14/2024	5,000,000	2,255,410	1,355,091
Carlyle US CLO 2022-2, Ltd.	Subordinated Note (effective yield 8.73%, maturity 4/20/2035)	8/15/2023	6,279,700	3,950,148	2,213,743
Carlyle US CLO 2022-4 Ltd.	Subordinated Note (effective yield 10.59%, maturity 7/25/2036)	10/29/2024	4,575,000	4,181,126	2,946,821
Carlyle US CLO 2022-5, Ltd.	Subordinated Note (effective yield 11.90%, maturity 10/15/2037)	11/19/2024	5,000,000	3,254,177	2,330,917
CBAM 2018-8 Ltd.	Subordinated Note (effective yield 9.72%, maturity 7/15/2037)	2/05/2025	5,000,000	1,483,750	1,094,705
CBAM 2019-9, Ltd.	Subordinated Note (effective yield 9.30%, maturity 7/15/2037)	11/01/2024	6,175,000	2,156,220	1,530,549
CIFC Funding 2019-VI, Ltd.	Subordinated Note (effective yield 9.79%, maturity 1/16/2033)	12/02/2019	7,000,000	4,527,286	3,321,414
CIFC Funding 2022-IV, Ltd.	Subordinated Note (effective yield 10.66%, maturity 7/16/2035)	10/23/2023	1,100,000	788,377	523,094
Clover CLO 2020-1, LLC	Subordinated Note (effective yield 8.69%, maturity 7/15/2037)	1/16/2025	5,000,000	3,354,792	1,901,103
Clover CLO 2021-2, LLC	Subordinated Note (effective yield 15.00%, maturity 7/20/2034)	8/09/2023	2,350,000	1,458,070	913,193
Dryden 113 CLO, Ltd.	Income Note (effective yield 13.58%, maturity 10/20/2035)	7/30/2024	$2,500,000	1,906,287	1,200,931
Kings Park CLO, Ltd.	Subordinated Note (effective yield 30.18%, maturity 1/21/2035)	4/27/2023	1,327,000	870,385	470,381
Lodi Park CLO, Ltd.	Income Note (effective yield 8.73%, maturity 7/21/2037)	11/13/2024	1,575,000	1,263,345	677,026
Lodi Park CLO, Ltd.	Subordinated Note (effective yield 8.73%, maturity 7/21/2037)	11/13/2024	925,000	737,303	397,452
Madison Park Funding XXVIII Ltd.	Subordinated Note (effective yield 10.49%, maturity 7/15/2030)	5/13/2025	6,400,000	2,608,580	1,178,339
Madison Park Funding XXXVII, Ltd.	Subordinated Note (effective yield 8.52%, maturity 7/15/2049)	3/11/2020	11,777,574	5,729,862	2,874,531
Marathon CLO XIII, Ltd.	Subordinated Note (effective yield 0.00%, maturity 4/15/2032)(13)(14)	6/04/2019	5,300,000	1,654,417	795
Meacham Park CLO, Ltd.	Subordinated Note (effective yield 9.03%, maturity 10/20/2037)	1/10/2025	6,900,000	4,979,814	2,834,381
Morgan Stanley Eaton Vance CLO 2025-21, Ltd.	Income Note (effective yield 16.96%, maturity 4/15/2038)(9)	3/07/2025	5,414,000	4,113,443	3,533,550
Octagon Investment Partners 37, Ltd.	Subordinated Note (effective yield 0.00%, maturity 7/25/2030)(13)(14)	1/31/2020	6,000,000	1,468,769	900
Octagon Investment Partners 43, Ltd.	Income Note (effective yield 8.79%, maturity 10/25/2032)	8/02/2019	7,023,500	4,354,049	2,323,454
Octagon Investment Partners 49, Ltd.	Subordinated Note (effective yield 6.62%, maturity 4/15/2037)	3/25/2024	8,250,000	4,071,743	1,781,570
Point Au Roche Park CLO, Ltd.	Subordinated Note (effective yield 4.49%, maturity 7/20/2034)	2/02/2022	5,945,000	3,655,172	1,692,838
RAD CLO 3, Ltd.	Subordinated Note (effective yield 10.15%, maturity 4/15/2032)(9)	7/22/2025	3,000,000	1,471,915	716,759
Reese Park CLO, Ltd.	Subordinated Note (effective yield 12.00%, maturity 1/15/2038)	5/08/2025	2,836,250	1,537,713	785,823
Reese Park CLO, Ltd.	Class M-2 Note (effective yield 12.00%, maturity 1/15/2038)	5/08/2025	3,687,125	4	86,396
Regatta XVIII Funding, Ltd.	Subordinated Note (effective yield 17.88%, maturity 1/15/2034)	9/05/2024	3,175,322	1,674,506	1,356,807
Regatta XXVIII Funding Ltd.	Subordinated Note (effective yield 5.40%, maturity 4/25/2037)	11/13/2024	3,466,000	2,423,034	1,483,537
RR 28 Ltd.	Subordinated Note (effective yield 5.69%, maturity 4/15/2120)	10/31/2024	2,412,500	2,076,669	1,242,836
Venture 37 CLO, Limited	Subordinated Note (effective yield 0.00%, maturity 7/15/2032)(13)	5/21/2019	5,200,000	1,708,068	112,289
Wind River 2022-1 CLO Ltd.	Subordinated Note (effective yield 0.00%, maturity 7/20/2035)(13)	8/15/2023	5,490,000	2,859,492	703,475
Total Collateralized Loan Obligation Equity				126,779,892	73,918,225

Loans and Notes - 9.52% of Net Assets
Entertainment
United States
SI Tickets, Inc.	Senior Secured Loan, 10.00% (due 8/30/2026)(11)(12)(16)	11/12/2025	959,012	959,012	1,080,807
Financial Services
United States
Pasadena Private Lending, Inc.	Senior Secured Loan, 14.70% (3M SOFR + 9.75%, due 1/31/2031)(6)(11)(16)	12/18/2025	1,632,500	1,554,075	1,568,016
Infrastructure
United States
Heritage Energy Holdings, LLC	Senior Secured Loan, 15.00% (due 6/30/2027)(12)(16)	12/31/2025	2,113,330	2,078,860	2,071,064
Nexus Apex Holdings, LLC	Senior Secured Loan, Tranche B-1, 14.70% (1M SOFR + 11.00%, due 2/28/2029)(6)(15)(16)	2/26/2026	6,263,839	6,144,661	7,031,159
Nexus Apex Holdings, LLC	Senior Secured Loan, Tranche B-2, 14.70% (1M SOFR + 11.00%, due 2/28/2029)(6)(16)	2/26/2026	1,450,211	1,422,153	1,627,862
Nexus Apex Holdings, LLC	Senior Secured Loan, Tranche B-3, 14.70% (1M SOFR + 11.00%, due 2/28/2029)(6)(11)(16)	2/26/2026	11,329,690	11,107,121	12,717,577
Structured Finance
United States
Glendower Capital Secondaries CFO, LLC	Senior Secured CFO Debt, Class C Loan, 14.50% (due 7/13/2038)(12)	7/13/2023	223,713	221,476	230,783
Total Loans and Notes				23,487,358	26,327,268

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Schedule of Investments
As of March 31, 2026
(expressed in US dollars)
(Unaudited)

See accompanying notes to the consolidated financial statements

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Issuer(1)	Investment Description(2),(3)	Acquisition Date(4)	Principal Amount/ Shares	Cost	Fair Value(5)
Collateralized Fund Obligation Equity - 4.69% of Net Assets(7)(8)
Structured Finance
United States
ALP CFO 2024, L.P.	Subordinated Note (effective yield 38.50%, maturity 10/15/2036)	10/21/2024	4,072,000	$4,072,000	$3,531,453
ALP CFO 2025, L.P.	Subordinated Note (effective yield 39.04%, maturity 7/15/2037)	7/30/2025	3,612,000	3,612,000	3,201,602
Coller Private Equity Backed Notes & Loans II-A L.P.	Preferred Equity (effective yield 21.86%, maturity 4/30/2037)(11)	7/21/2025	2,629,743	2,629,744	2,393,201
Glendower Capital Secondaries CFO, LLC	Subordinated Loan (effective yield 10.54%, maturity 7/13/2038)	7/13/2023	509,984	509,985	236,280
StepStone Private Equity LP Secondary Opportunities Ltd.	Subordinated Note (effective yield 28.90%, maturity 12/28/2035)(11)	7/03/2024	4,750,268	4,750,269	3,588,411
Total Collateralized Fund Obligation Equity				15,573,998	12,950,947

Asset Backed Securities - 4.35% of Net Assets
Structured Finance
United States
Carvana Auto Receivables Trust 2025-P4	Class R Note (effective yield 20.30%, maturity 11/10/2033)(8)	11/18/2025	3,301	1,706,456	1,697,771
Continental Finance Credit Card ABS Master Trust	Class E Note, 11.44% (due 12/17/2035)(12)	12/08/2025	6,000,000	5,997,554	5,933,561
Carvana Auto Receivables Trust 2026-P1	Class R Note (effective yield 14.47%, maturity 3/10/2034)(8)	3/10/2026	3,350	1,774,060	1,764,865
GoodLeap Home Improvement Solutions Trust 2025-2	Class R Note (effective yield 10.26%, maturity 6/20/2049)(8)	3/17/2026	1,454,659	2,622,235	2,614,409
Total Asset Backed Securities				12,100,305	12,010,606

Preferred Stock - 0.33% of Net Assets(7)
Financial Services
United States
NCS SPV II LLC	Preferred Stock, 14.00% (due 12/22/2099)(11)(12)	12/24/2025	7,895	—	—
Pasadena Private Lending, Inc.	Preferred Stock, Class D, 15.00% (due 4/20/2031)(12)	10/17/2025	824	823,497	775,590
Pasadena Private Lending, Inc.	Preferred Stock, Class C-2, 10.00% (due 12/22/2031)(12)	12/18/2025	4,636	203,984	150,935
Total Preferred Stock				1,027,481	926,525

Rated Feeder Fund Equity - 0.13% of Net Assets(7)(8)
Structured Finance
United States
CVC Structured Solutions 2, LLC	Subordinated Loan (effective yield 28.30%, maturity 9/3/2040)(11)	9/02/2025	403,248	403,248	347,390

Warrants - 0.03% of Net Assets(7)
Financial Services
United States
Pasadena Private Lending, Inc.	Warrants	10/20/2025	10,776	—	79,742

Total investments, at fair value March 31, 2026				$419,420,351	$350,599,582

Liabilities, at Fair Value - (51.44)% of Net Assets
Preferred Stock - (51.42%) of Net Assets(10)
5.00% Series A Term Preferred Stock due 2026	Preferred Stock		$(38,041,225)	$(38,041,225)	$(37,851,019)
8.00% Series C Term Preferred Stock due 2029	Preferred Stock		(104,326,900)	(104,348,189)	(104,264,727)
Total Preferred Stock				(142,389,414)	(142,115,746)

Unfunded Investment Commitments - (0.02)% of Net Assets
Financial Services
United States
CVC Structured Solutions 2, LLC	Subordinated Loan (effective yield 28.30%, maturity 9/3/2040)	9/02/2025	2,596,752	—	(21)
Pasadena Private Lending, Inc.	Senior Secured Loan, 13.44% (3M SOFR + 9.75%, due 01/31/2031)	12/18/2025	1,632,500	—	(64,566)
Total Unfunded Loan Commitments				—	(64,587)

Total liabilities, at fair value March 31, 2026				$(142,389,414)	$(142,180,333)

Net assets above (below) fair value of investments and liabilities at fair value					67,988,306

Net Assets as of March 31, 2026					$276,407,555

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Schedule of Investments
As of March 31, 2026
(expressed in US dollars)
(Unaudited)

See accompanying notes to the consolidated financial statements

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

(1)The Company is not affiliated with, nor does it “control” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to “control” an issuer if we owned 25% or more of its voting securities.

(2)Securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities”.

(3)Pursuant to the terms of the credit facility agreement, a security interest in favor of the lender has been granted with respect to all investments. See Note 9 “Revolving Credit Facility” for further discussion.

(4)Acquisition date represents the initial purchase date or the date when the investment was contributed to the Company. See Note 1 “Organization” for further discussion.

(5)Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.

(6)Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.

(7)Classified as Level III investment. See Note 3 “Investments” for further discussion.

(8)CLO equity, CFO equity, Rated Feeder Fund Equity and certain Asset Backed Security are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized. As of March 31, 2026, the Company’s weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 9.73%. When excluding called CLOs, the Company’s weighted average effective yield on its CLO equity positions was 10.13%.

(9)Fair value includes the Company’s interest in fee rebates on CLO equity.

(10)The Company has accounted for its 5.00% Series A Term Preferred Stock due 2026 and 8.00% Series C Term Preferred Stock due 2029 utilizing the fair value option election under ASC Topic 825. Accordingly, the aforementioned preferred stock is carried at fair value. See Note 2 “Summary of Significant Accounting Policies” for further discussion.

(11)This investment has an unfunded commitment as of March 31, 2026. See Note 7 “Commitments and Contingencies” for further discussion.

(12)Fixed rate investment.

(13)As of March 31, 2026, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.

(14)As of March 31, 2026, the Investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.

(15)The Company sold a participation interest in the following investment that did not qualify as a “sale” in accordance with U.S. generally accepted accounting principles. The Company recorded a liability titled “Investments sold under participation agreement, at fair value”, in the accompanying Consolidated Statement of Assets and Liabilities. As of March 31, 2026, this liability bears an interest rate of 12.55%.

(16)As of March 31, 2026, the investment includes interest income capitalized as additional investment principal, referred to as “PIK” interest. The PIK interest rate represents the interest rate at payment date when PIK interest is received.

Reference Key:

SOFR - Secured Overnight Financing Rate

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Schedule of Investments
As of March 31, 2026
(expressed in US dollars)
(Unaudited)

See accompanying notes to the consolidated financial statements

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Statement of Operations
For the three months ended March 31, 2026
(expressed in US dollars)
(Unaudited)

INVESTMENT INCOME
Interest income	$12,883,402
Dividend income	7,256
Other income	45,210
Total Investment Income	12,935,868

EXPENSES
Interest expense	2,628,957
Management fees	1,345,059
Administration fees	179,227
Professional fees	164,451
Directors’ fees	63,750
Tax expense	25,000
Interest expenses on investments sold under participation agreements	24,175
Other expenses	133,619
Total Expenses	4,564,238

NET INVESTMENT INCOME	8,371,630

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(543,962)
Net change in unrealized appreciation (depreciation) on investments	(31,867,938)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	2,099,727
NET REALIZED AND UNREALIZED GAIN (LOSS)	(30,312,173)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(21,940,543)

See accompanying notes to the consolidated financial statements

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Statement of Comprehensive Income
For the three months ended March 31, 2026
(expressed in US dollars)
(Unaudited)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(21,940,543)

OTHER COMPREHENSIVE INCOME (LOSS)(1)
Change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(1,626,618)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM COMPREHENSIVE INCOME	$(23,567,161)

(1)See Note 2 “Summary of Significant Accounting Policies - Other Financial Assets and Financial Liabilities at Fair Value” for further discussion relating to other comprehensive income.

See accompanying notes to the consolidated financial statements

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Statements of Operations
(expressed in US dollars)
(Unaudited)

	For the three months ended March 31, 2026	For the three months ended March 31, 2025
INVESTMENT INCOME
Interest income	$12,883,402	$14,120,249
Dividend income	7,256	—
Other income	45,210	12,986
Total Investment Income	12,935,868	14,133,235

EXPENSES
Interest expense	2,628,957	2,486,591
Management fees	1,345,059	1,534,721
Administration fees	179,227	174,779
Professional fees	164,451	181,124
Directors’ fees	63,750	63,750
Tax expense	25,000	25,000
Interest expenses on investments sold under participation agreements	24,175	—
Other expenses	133,619	119,881
Commission expense	—	294,399
Total Expenses	4,564,238	4,880,245

NET INVESTMENT INCOME	8,371,630	9,252,990

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(543,962)	988,921
Net change in unrealized appreciation (depreciation) on investments	(31,867,938)	(18,912,442)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	2,099,727	(1,896,936)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(30,312,173)	(19,820,457)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(21,940,543)	$(10,567,467)

Note: The above Consolidated Statement of Operations represents the three months ended March 31, 2026 and the three months ended March 31, 2025 and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Statement of Changes in Net Assets
(expressed in US dollars, except share amounts)
(Unaudited)

	For the three months ended March 31, 2026	For the year ended December 31, 2025
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$8,371,630	$37,587,680
Net realized gain (loss) on investments	(543,962)	(9,548,811)
Net change in unrealized appreciation (depreciation) on investments	(31,867,938)	(25,378,396)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	2,099,727	(3,818,118)
Total net increase (decrease) in net assets resulting from operations	(21,940,543)	(1,157,645)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OTHER COMPREHENSIVE INCOME (LOSS):
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(1,626,618)	1,689,785
Total net increase (decrease) in net assets resulting from other comprehensive income (loss)	(1,626,618)	1,689,785

COMMON STOCK DISTRIBUTIONS:
Total earnings distributed	(7,641,722)	(44,893,865)
Common stock distributions from tax return of capital	—	(4,403,521)
Total common stock distribution	(7,641,722)	(49,297,386)

CAPITAL SHARE TRANSACTIONS:
Issuance of shares of common stocks pursuant to the Company’s “at the market” program (Note 5), net of commissions and offering expenses	—	84,016,148
Issuance of shares of common stock pursuant to the Company’s dividend reinvestment plan	—	5,799,949
Repurchase of shares of common stock under the share repurchase program	(4,336,947)	(46,088,324)
Total increase (decrease) in net assets from capital share transactions	(4,336,947)	43,727,773

TOTAL INCREASE (DECREASE) IN NET ASSETS	(35,545,830)	(5,037,473)
NET ASSETS AT BEGINNING OF PERIOD	311,953,385	316,990,858
NET ASSETS AT END OF PERIOD	$276,407,555	$311,953,385

CAPITAL SHARE ACTIVITY:
Shares of common stock issued pursuant to the Company’s “at the market” program and the Committed Equity Financing	—	5,553,972
Shares of common stock issued pursuant to the Company’s dividend reinvestment plan	—	416,365
Shares of common stock retired under the share repurchase program	(389,799)	(3,680,262)
Total increase (decrease) in capital share activity	(389,799)	2,290,075

See accompanying notes to the consolidated financial statements

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Statement of Cash Flows
For the three months ended March 31, 2026
(expressed in US dollars)
(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(21,940,543)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(56,202,517)
Proceeds from sales of investments and repayment of principal(1)	113,788,765
Payment-in-kind interest	(110,960)
Net realized (gain) loss on investments	543,962
Net change in unrealized appreciation (depreciation) on investments	31,867,938
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(2,099,727)
Amortization (accretion) of premium or discounts on debt securities	(273,333)
Amortization of deferred financing costs	66,897
Change in assets and liabilities:
Interest receivable	650,074
Prepaid expenses	22,002
Management fees payable	(248,770)
Professional fees payable	74,854
Administration fees payable	98,662
Directors’ fees payable	63,750
Tax expense payable	4,823
Interest expense payable	19,370
Due to affiliates	(5,019)
Other expenses payable	(912)
Net Cash Provided By (Used In) Operating Activities	66,319,316

CASH FLOWS FROM FINANCING ACTIVITIES
Payment for deferred financing costs	(90,000)
Common stock distributions paid to stockholders, net of dividends reinvestment plan	(7,641,722)
Repurchase of shares of common stock under the share repurchase program	(4,336,947)
Net Cash Provided By (Used In) Financing Activities	(12,068,669)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	54,250,647
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	5,503,612
CASH AND CASH EQUIVALENTS, END OF PERIOD	$59,754,259

Supplemental disclosure of cash flow from operating activities:
Cash paid for interest expense	$2,613,253
Cash paid for franchise taxes	$37,427

(1)Proceeds from sales and repayments of principal includes $2,686,887 of recurring cash flows which are considered return of capital on portfolio investments.

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2026
(Unaudited)

1. ORGANIZATION

Eagle Point Income Company Inc. (the “Company”) is an externally managed, diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company has elected to be treated, and to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve these objectives by investing primarily in junior debt tranches of collateralized loan obligations (“CLOs”). The Company may invest up to 35% of its total assets (at the time of investment) in unrated CLO equity securities and other credit-oriented securities and instruments.

The Company was initially formed on September 28, 2018 and commenced operations on October 4, 2018. On July 23, 2019, the Company priced its initial public offering (the “IPO”) and on July 24, 2019, the Company’s shares began trading on the New York Stock Exchange (“NYSE”) under the symbol “EIC”.

The Adviser serves as the investment adviser of the Company and manages the Company’s investments subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

The Company has three wholly-owned subsidiaries: Eagle Point Income Company Sub II (Cayman) Ltd. (the “Cayman Subsidiary”), a Cayman Islands exempted company, Eagle Point Income Company Sub (US) LLC (the “US Subsidiary I”), a Delaware limited liability company and Eagle Point Income Company Sub II (US) LLC (the “US Subsidiary II”), a Delaware limited liability company (together, the “Subsidiaries”). These subsidiaries have been organized to hold certain of the Company’s investments for legal, regulatory and tax purposes. All intercompany accounts have been eliminated upon consolidation. As of March 31, 2026, the US Subsidiary I, the US Subsidiary II and the Cayman Subsidiary, each represented 0.0% of the Company’s total assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Company is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in U.S. dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of the Company’s investments. Actual results may differ from those estimates.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2026
(Unaudited)

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Operating Segments

The Company has a single reportable segment with investment objectives described in Note 1 “Organization”. The chief operating decision maker (“CODM”) of the Company is comprised of the Company’s Chief Executive Officer and Chief Financial Officer.

Key financial information used by the CODM to assess the Company’s performance and make operation decisions, including the Company’s portfolio composition, total return, changes in net assets and expense ratios, is consistent with the presentation within the Company’s consolidated financial statements. Segment assets are reflected as “Total Assets” on the accompanying Consolidated Statement of Assets and Liabilities and significant segment expenses are listed on the Consolidated Statement of Operations.

Securities Transactions

The Company records the purchase and sale of securities on the trade date. Realized gains and losses on investments sold are recorded based on the specific identification method.

In certain circumstances where the Adviser determines it is unlikely to fully amortize a CLO equity or CLO debt investment’s remaining amortized cost, such remaining cost is written-down to its current fair value and recognized as a realized loss in the Consolidated Statement of Operations.

Cash and Cash Equivalents

The Company defines cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held to manage associated risk.

Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held for meeting short-term liquidity requirements, rather than for investment purposes. Cash equivalents are classified as Level I in the fair value hierarchy. As of March 31, 2026, the Company held no cash equivalents.

Temporary Equity

The Company’s outstanding “Convertible Perpetual Preferred Stock” (listed below) is accounted for in the Company’s Consolidated Statement of Assets and Liabilities as temporary equity in accordance with FASB ASC Topic 480-10-S99, Distinguishing Liabilities from Equity (“ASC 480”), which requires preferred stock that is contingently redeemable upon an occurrence of an event outside the Company’s control to be classified as temporary equity. The following are current Convertible Perpetual Preferred Stock issuances of the Company:

•6.00% Series AA Convertible Perpetual Preferred Stock (“Series AA Convertible Perpetual Preferred Stock”)

•6.00% Series AB Convertible Perpetual Preferred Stock (“Series AB Convertible Perpetual Preferred Stock” and collectively with the Series AA Convertible Perpetual Preferred Stock, the “Convertible Perpetual Preferred Stock”)

Deferred issuance costs on the Convertible Perpetual Preferred Stock are amortized using the effective interest method due to the probable likelihood of holder optional or death related redemptions occurring. The Convertible Perpetual Preferred Stock is recorded net of unamortized deferred issuance costs.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2026
(Unaudited)

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Distributions paid and amortization of deferred issuance costs on the preferred stock treated as temporary equity are included in the Consolidated Statement of Operations as a component of net increase (decrease) in net assets resulting from operations attributable to common stockholders.

There was no outstanding Convertible Perpetual Preferred Stock as of March 31, 2026.

See Note 6 “Preferred Stock” for further discussion relating to the Perpetual Preferred Stock issuances.

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies to make an irrevocable election to measure certain financial assets and liabilities at fair value on the initial and subsequent accounting reporting dates. This election is made on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are reported separately from those instruments measured using another accounting method. Additionally, changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are presented separately in other comprehensive income.

Upfront offering costs related to instruments for which the FVO is elected, including costs associated with issuances under the Company’s at-the-market (“ATM”) program, are recognized in earnings as incurred and are not deferred.

The Company has elected to apply the FVO under ASC 825 to the following instruments:

•5.00% Series A Term Preferred Stock due 2026 (the “Series A Term Preferred Stock”)

•8.00% Series C Term Preferred Stock due 2029 (“Series C Term Preferred Stock”, and collectively with the Convertible Perpetual Preferred Stock and the Series A Term Preferred Stock, the “Preferred Stock”)

The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Participation Agreements

The Company enters into participation agreements whereby it transfers economic interests in certain portfolio investments to third-party participants while retaining legal title to the underlying assets. The accounting treatment for these arrangements depends on the specific terms and economic substance of each agreement.

For certain participation agreements, the Company records the proceeds received as a liability on the Consolidated Statement of Assets and Liabilities titled “Investments sold under participation agreements, at fair value” in accordance with ASC Topic 860, Transfers and Servicing. Under these arrangements, the underlying investments continue to be carried at fair value, and the Company recognizes interest income on the full investment amount while recording corresponding interest expense on the participation liability. The participation liabilities are carried at fair value and bear interest at rates determined by the underlying investment terms. Unrealized gains and losses on participation liabilities are included in net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents on the Consolidated Statement of Operations. Realized gains and losses on participation liabilities are included in net realized gain (loss) on investments, foreign currency and cash equivalents on the Consolidated Statement of Operations.

For other participation agreements where the economic terms result in a proportionate transfer of risk and reward, the Company reduces the carrying value of the underlying investment by the participation amount sold. Under these arrangements, no separate liability is recorded, and the net investment position reflects the Company’s retained economic interest.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2026
(Unaudited)

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

The Company retains servicing responsibilities for all participation arrangements and has no obligation to repurchase participations or provide additional collateral beyond the investments subject to the participation agreements. As of March 31, 2026, participation liabilities totaled $3.1 million, and investments were reduced by $3.2 million for participations that reduce the carrying value of the underlying investments.

Investment Income Recognition

Interest Income from Investments

Interest income from debt securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected.

Premiums and discounts on debt securities are amortized or accreted, respectively, using the effective interest method and are included in interest income. The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for applicable investments.

In certain circumstances, all or a portion of interest income from a given investment may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the PIK capitalization date. On the capitalization date, the PIK component of interest receivable is capitalized as additional principal in the investment, which is subject to fair value determination, and the PIK interest rate is applied to the entire principal balance of the applicable investment. To the extent the Company does not believe it will ultimately be able to collect capitalized PIK interest, the investment will be placed on non-accrual status, and previously recorded capitalized PIK interest will be reversed.

Investment income from investments in the equity tranche securities of CLO, Collateralized Fund Obligations (“CFO”), rated feeder funds, asset backed securities and certain other investments (such as fee rebates) is recognized using the effective interest method, in accordance with ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets. Under the effective interest method, income is recognized based on an effective yield derived from cash flows projected to the expected call date, and any difference between cash distributed and income amount calculated pursuant to the effective interest method is recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to update the effective yield for each CLO equity and fee rebate position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. For investments other than CLO equity and fee rebate positions, the effective yield is reviewed at each measurement date and updated periodically based on the facts and circumstances known to the Adviser.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements and commitment fee income relating to securities paying a commitment fee on unfunded commitments.

Dividend Income

Dividend income represents dividend income from the Company’s investments in common stock and is recorded on the ex-dividend date.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2026
(Unaudited)

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Expenses, Offering Cost and Deferred Financing and Issuance Costs

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Offering Expenses

Offering expenses associated with the issuance of shares of the Company’s common stock, inclusive of expenses incurred associated with offerings under the ATM program, are charged to paid-in-capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies – Investment Company Activities – Recognition.

Interest Expense

Interest expense includes the distributions paid on the Company’s Preferred Stock, amounts due under the CNBF Revolving Credit Facility (refer to Note 9 “Revolving Credit Facilities”) and deferred financing costs. Interest expense also includes the amortization of issuance premiums and discounts associated with its Preferred Stock.

Deferred financing costs consist of fees and expenses incurred in connection with the CNBF Revolving Credit Facility. Deferred financing costs are capitalized and amortized over the term of the CNBF Revolving Credit Facility and are reflected in borrowings under the credit facility on the Consolidated Statement of Asset and Liabilities (if any). Amortization of deferred financing costs is recorded as an interest expense on a straight-line basis, which approximates the effective interest method.

The following table summarizes the components of interest expense for the three months ended March 31, 2026:

Amounts in millions
	Series A Term Preferred Stock	Series C Term Preferred Stock	Revolving Credit Facility	Total
Distributions declared and paid	$0.48	$2.08	$—	$2.56
Interest expense on revolving credit facility	—	—	0.07	0.07
Amortization of issuance (premium) discount	—	—	—	—
Total Interest Expense	$0.48	$2.08	$0.07	$2.63

See Note 6 “Preferred Stock” and Note 9 “Revolving Credit Facilities” for further discussion relating to the Preferred Stock and CNBF Revolving Credit Facility, respectively.

Issuance Premiums and Discounts

Issuance premiums and discounts on liabilities consist of premiums received or discounts provided in connection with the issuance of the Preferred Stock as part of the Company’s ATM program. In accordance with FASB ASC Topic 835-30-35-2, the issuance premiums and discounts are capitalized at the time of issuance and amortized using the effective interest method over the term of the Preferred Stock. Amortization of issuance premiums or discounts are reflected in interest expense in the Consolidated Statement of Operations.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2026
(Unaudited)

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Prepaid Expenses

Prepaid expenses generally consist of insurance premiums, filing fees, shelf registration expenses, and ATM program expenses. Prepaid shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with the initial registration of the Company’s current shelf registration and ATM program. Such costs are allocated pro-rata based on the amount issued relative to the total respective offering amount to paid-in-capital or expense depending on the security being issued pursuant to the shelf registration and ATM program. Subsequent costs incurred to maintain the Company’s ATM program are expensed as incurred. Any unallocated prepaid expense balance associated with the shelf registration and the ATM program is accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Common Share Repurchase Program

The Company accounts for repurchases of its common stock based on settlement date. As of March 31, 2026, all repurchased shares were retired and are recorded as an offset to ‘Paid-in Capital” on the Consolidated Statement of Assets and Liabilities. Refer to Note 5 “Common Stock” for further discussion on the repurchase of common stock.

Federal and Other Taxes

The Company intends to operate so as to qualify to be taxed as a RIC under the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code. The Company has adopted December 31st as its fiscal tax year end.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term capital gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

As of March 31, 2026, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$409,119,351
Gross unrealized appreciation	$4,935,914
Gross unrealized depreciation	$(63,455,699)
Net unrealized depreciation	$(58,519,785)

For the three months ended March 31, 2026, the Company incurred $25,000 of Delaware franchise tax expense related to the 2025 tax year.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2026
(Unaudited)

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

The US Subsidiary I and US Subsidiary II have elected to be treated as a corporation for U.S. tax purposes. As such, the subsidiaries may be subject to federal, state and local tax in jurisdictions where they operate or are deemed to operate. The US Subsidiary I has recorded a deferred tax liability of $63,173 as of March 31, 2026, none of which was incurred in the three months ended March 31, 2026.

Distributions to Shareholders

The composition of distributions paid to common stockholders from net investment income and capital gains is determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly.

Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Shareholders who participate in the Company’s distribution reinvestment plan (the “DRIP”) will have their distributions automatically reinvested in shares of the Company as of the payment date pursuant to the DRIP. Shareholders who do not participate in the DRIP generally will receive distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special and/or supplemental distributions representing the excess of the Company’s taxable income over the Company’s aggregate monthly distributions paid during the year.

The characterization of distributions paid to common stockholders, as set forth in the Consolidated Financial Highlights, reflect estimates made by the Company for federal income tax purposes. These estimates are subject to change once the final determination of the source of all distributions has been made and the final tax return has been filed by the Company.

The following table summarizes the distributions declared and paid by the Company for the three months ended March 31, 2026 on common stock and preferred stock with record dates during 2026:

	Distributions per Share	Distribution Amount (in millions)
Common Stock	$0.33	$7.64
Series A Term Preferred Stock	0.31	0.48
Series C Term Preferred Stock	0.50	2.08

3. VALUATION OF INVESTMENTS

The Company accounts for its investments in accordance with U.S. GAAP and determines fair values in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value, which represents the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2026
(Unaudited)

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Pursuant to Rule 2a-5 under the 1940 Act (“Rule 2a-5”), the Board has designated the Adviser as “valuation designee” responsible for performing fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy, which has been approved by the Board.

Fair value determinations require the application of judgment to the specific facts and circumstances of each investment. While the Company applies a consistent valuation process across similar investment types, there is no single method for determining fair value in good faith. Due to the uncertainty in estimating fair value, the values assigned to investments may differ materially from values that would have been used had an active market for the investments existed.

The Adviser determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments:

•Level I – Unadjusted quoted prices in active markets for identical assets or liabilities that the Company is able to access as of the reporting date.

•Level II – Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

•Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases where inputs used to measure fair value fall into multiple levels of the fair value hierarchy, the classification is based on the lowest level input that is significant to the overall fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available quoted prices in active market generally require a lesser degree of judgment and have a higher degree of market price observability. Conversely, investments lacking observable market data are valued using Level III inputs, which incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as outlined in the Adviser’s valuation policy.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date and is subject to review by the Board on a quarterly basis.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2026
(Unaudited)

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels as of March 31, 2026:

Fair Value Measurement (in millions)
	Level I	Level II	Level III	Total
Assets at Fair Value
Investments at Fair Value
CLO Debt	$—	$224.03	$—	$224.03
CLO Equity	—	—	73.92	73.92
Loans and Notes	—	—	26.33	26.33
CFO Equity	—	—	12.95	12.95
Asset Backed Securities	—	12.01	—	12.01
Preferred Stock	—	—	0.93	0.93
Rated Feeder Fund Equity	—	—	0.35	0.35
Warrants	—	—	0.08	0.08
Total Investments at Fair Value(1)	$—	$236.04	$114.56	$350.60

Total Assets at Fair Value(1)	$—	$236.04	$114.56	$350.60

Liabilities at Fair Value
Term Preferred Stock at Fair Value
Series A Term Preferred Stock	$37.85	$—	$—	$37.85
Series C Term Preferred Stock	104.27	—	—	104.27
Total Term Preferred Stock(1)	$142.12	$—	$—	$142.12

Unfunded liabilities	—	—	0.06	0.06
Total Unfunded Investment Commitments(1)	$—	$—	$0.06	$0.06

Total Liabilities at Fair Value(1)	$142.12	$—	$0.06	$142.18

1Amounts may not foot due to rounding.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2026
(Unaudited)

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Significant Unobservable Inputs

The following table summarizes the valuation techniques, quantitative inputs and assumptions used for investments categorized within Level III of the fair value hierarchy as of March 31, 2026:

	Quantitative Information about Level III Fair value Measurement
Assets	Fair Value (in millions)	Valuation Techniques/ Methodologies	Unobservable Inputs	Range / Weighted Average(1)

CLO Equity	$73.92	Independent Pricing Service(2)	Mid Price	0.02% - 70.01%, 42.78%
Loans and Notes	24.26	Discounted Cash Flow Model	Discount Rate	10.91% - 23.27% / 19.19%
Loans and Notes	2.07	Transaction Cost	N/A	N/A
CFO Equity	12.95	Discounted Cash Flow Model	Discount Rate	21.50% - 42.50% / 35.38%
Preferred Stock	0.78	Discounted Cash Flow Model	Discount Rate(3)	17.77%
Preferred Stock	0.15	Cash-Only Convertible Bond Model	Discount Rate(3) Volatility(3) Share Price(3) Time to Expiry (in years)(3) Risk-free Rate(3)	18.71% 40.00% $7.41 5.73 3.99%
Rated Feeder Fund Equity	0.35	Discounted Cash Flow Model	Discount Rate(3)	29.87%
Warrants	0.08	Waterfall, Guideline Public Company Method	Share price(3)	$7.41
Total Fair Value of Level III Investments(4)	$114.56

(1)Weighted average calculations are based on the fair value of investments.

(2)The Company uses an independent pricing service to value CLO Equity investments. The pricing service applies a methodology incorporating market data, including trustee reporting, executable bids, broker quotes from dealers with two-sided markets and transaction activity from comparable securities to those being valued.

(3)Range not shown as only one position is included in category.

(4)Amounts may not foot due to rounding.

Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions. The table presented is not intended to be all-inclusive, but rather provides information on significant Level III inputs relevant to the Company’s fair value measurements as of the reporting date. In addition to the techniques and inputs outlined in the preceding table, the Adviser may use other valuation techniques and methodologies when determining the fair value of the Company’s investments, as permitted under the Adviser’s valuation policy approved by the Board.

Changes in the unobservable inputs and assumptions can have an impact on the fair value measurement, specifically:

•Increases (decreases) in the discount rate, in isolation, would generally result in a lower (higher) fair value measurement.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2026
(Unaudited)

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Change in Investments Classified as Level III

The following table includes additional information pertaining to financial instruments classified within Level III for the three months ended March 31, 2026:

Change in Investments Classified as Level III (in millions)
	CLO Equity	Loans and Notes	CFO Equity	Preferred Stock	Rated Feeder Fund Equity	Warrants	Total
Balance as of January 1, 2026	$106.16	$19.19	$14.17	$0.93	$0.37	$0.10	$140.92
Purchase of investments	0.62	25.55	0.34	0.02	—	—	26.53
Proceeds from sales or maturity of investments(1)	(12.08)	(22.47)	—	(0.01)	—	—	(34.56)
Net realized gain (losses) and net change in unrealized appreciation (depreciation)	(20.78)	4.06	(1.56)	(0.01)	(0.02)	(0.02)	(18.33)
Balance as of March 31, 2026(2)(3)	$73.92	$26.33	$12.95	$0.93	$0.35	$0.08	$114.56
Change in unrealized appreciation (depreciation) on investments still held as of March 31, 2026	$(18.53)	$2.30	$(1.56)	$(0.01)	$(0.02)	$(0.02)	$(17.84)

(1)Proceeds from sales or maturity of investments represent the return of capital on portfolio investments from recurring cash flows.

(2)There were no transfers in or out of Level III during the period.

(3)Amounts may not foot due to rounding. Net realized gains or losses recorded for Level III investments are reported in the net realized gain (loss) on investments balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation or depreciation on investments balance in the Consolidated Statement of Operations.

Fair Value – Valuation Techniques and Inputs

The Adviser has established valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable. Oversight of the valuation process is conducted by the Adviser’s Valuation Committee, comprised of senior personnel of the Adviser, the majority of which are not members of the Company’s portfolio management function. The Valuation Committee is responsible for overseeing the implementation of the Adviser’s written valuation policies, which have been approved by the Board, and evaluating the overall fairness and consistency of the valuation process. The Valuation Committee reviews and approves the fair value determinations of the Company’s portfolio investments on a monthly basis.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2026
(Unaudited)

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Valuation of CLO Equity

The Company’s investments in CLO equity have been valued using an independent pricing service, in accordance with the Adviser’s valuation policy approved by the Board. The independent pricing service applies a methodology incorporating market data, including reporting from trustees, executable bids, broker quotes from dealers with two-sided markets and transaction activity from comparable securities to those being valued.

To monitor the accuracy of the marks provided by the pricing service, the Adviser utilizes a third-party financial tool that projects future cash flows of CLO equity tranches based on detailed CLO-specific data, such as asset and liability information sourced from trustee reports, and market assumptions. Key inputs include, but are not limited to, assumptions for loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates. These assumptions are determined by considering both observable and third-party market data, prevailing general market assumptions and conventions, and the Adviser’s own analysis.

Additionally, the Adviser considers a valuation range provided by a third-party independent valuation firm in determining the fair value of CLO equity investments. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in accordance with Rule 2a-5.

While an active market may exist for CLO equity securities, it may not be active or observable for the specific investments held by the Company as of the reporting date, as such the Adviser categorizes CLO equity as level III within the fair value hierarchy.

Valuation of Asset Backed Securities, CFO Equity, Loans and Notes and Rated Feeder Fund Equity

The Adviser generally engages a nationally recognized independent valuation agent to determine fair value for the Company’s investments in CFO equity, loans and notes and rated feeder fund equity. The independent valuation agent typically performs a discounted cash flow analysis or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The final valuation recorded by the Company falls within this range.

Due to the lack of observable inputs, the Adviser categorizes these investments as Level III investments within the fair value hierarchy.

Where available, the Adviser may also utilize the mid-point of an indicative broker quotation or independent pricing service quotation to value such investments as of the reporting date. Depending on the availability of an active market as of the reporting date, these investments may be classified as Level II or Level III within the fair value hierarchy.

Valuation of Exchange-Traded Investments

The Adviser values common stock investments that are traded on a national securities exchange at their last reported closing price from the applicable exchange as of the measurement date. Due to their observability and active market, the Adviser categorizes such investments as Level I within the fair value hierarchy.

Valuation of Preferred Stock

The Preferred Stock is considered a Level I security and is valued at the official closing price, taken from the NYSE.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2026
(Unaudited)

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Change in Valuation Techniques

During the year ended December 31, 2025, the Adviser changed the valuation technique used to value the Company’s investments in CLO equity. Historically, CLO equity investments were valued utilizing a third-party financial tool that projected future cash flows of CLO equity tranches, with the resulting valuations compared to ranges provided by an independent valuation agent. During the year ended December 31, 2025, the Company transitioned to using an independent pricing service as the primary source of valuation marks for CLO equity. The pricing service incorporates observable market data, including trustee reporting, executable bids, broker quotes from dealers with two-sided markets, and transaction activity in comparable securities. This change was made to enhance consistency with market-based inputs and improve the timeliness of valuations.

The Adviser continues to monitor the accuracy of pricing service marks through internal reviews and supplemental valuation tools, and retains responsibility for final fair value determinations in accordance with the Company’s valuation policy and Rule 2a-5 under the 1940 Act.

Investment Risk Factors

The following list is not intended to be a comprehensive list of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and similar structured finance securities in which the Company invests are backed by a pool of credit-related assets that serve as collateral. Accordingly, such securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. Adverse credit events impacting a CLO’s or structured finance security’s underlying collateral would be expected to reduce cash flows payable to the Company as investor in the equity tranche. Compression of credit spreads on a CLO’s underlying senior secured loans, absent a commensurate (in timing or magnitude) refinancing or reset of the CLO’s liabilities, would generally reduce the residual cash flows available to the CLO equity. In addition, there is a risk that majority lenders to an underlying loan or other debt instrument held by a CLO or structured finance security could amend or otherwise modify the loan or debt instrument to the detriment of the CLO or structured finance security (including, for example, by transferring collateral or otherwise reducing the priority of the CLO’s or structured finance security’s investment within the borrower’s capital structure). Such actions would impair the value of the CLO’s or structured finance security’s investment and, ultimately, the Company. In addition, CLOs and structured finance securities present risks related to the capability of the servicer of the securitized assets. CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee or other servicer does not properly carry out its duties to the CLO or structured finance security, potentially resulting in loss. CLOs and certain structured finance securities are also inherently leveraged vehicles and therefore subject to leverage risk.

The Company may also invest in structured securities that are collateralized by other types of assets. For example, the Company may invest in collateralized fund obligations (“CFOs”) or rated feeders, which typically consist of tranches of notes and/or equity issued by a special purpose vehicle that holds limited partnership interests in one or more private funds. Investments in CFOs and rated feeders are generally subject to the risks applicable to the underlying fund collateral,

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2026
(Unaudited)

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

including uncertainty as to the amount and timing of underlying fund distributions, transfer restrictions and general illiquidity of underlying fund investments, dependence of the performance of the underlying funds’ general partner and key personnel, leverage risks, and general market and economic factors.

Subordinated Securities Risk

CLO junior debt and equity securities that the Company may acquire are subordinate to more senior tranches of CLO debt. CLO junior debt and equity securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the debt and equity of a CLO at inception exceed the CLO’s total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

High Yield Investment Risk

The CLO junior debt and equity securities that the Company acquires are typically rated below investment grade or, in the case of CLO equity securities, unrated and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO junior debt and equity securities and other high-yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Company’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO junior debt and equity securities that inherently involve leverage, may magnify the Company’s risk of loss. CLO junior debt and equity securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Company invests are subject to a high degree of risk of loss.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, net asset value (“NAV”) and/or market price would be adversely impacted. Additionally, interest on a CLO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

Key Personnel Risk

The Adviser manages our investments. Consequently, the Company’s success depends, in large part, upon the services of the Adviser (and Eagle Point Credit Management LLC, which provides the Adviser with investment professionals and other resources under a personnel and resources agreement) and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser (or Eagle Point Credit Management LLC) will continue to serve in their current positions or continue to be employed by the Adviser. The Company can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2026
(Unaudited)

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Conflicts of Interest Risk

The Company’s executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Investment Committee, have several conflicts of interest as a result of the other activities in which they engage. For example, the members of the Senior Investment team are and may in the future become affiliated with entities engaged in business activities similar to ours and may have conflicts of interest in allocating their time. Moreover, each member of the Senior Investment Team is engaged in other business activities which divert their time and attention. As a result of these separate business activities, the Adviser has conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business ventures.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company is able to sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Management Fee Risk

The Company’s management fee structure may incentivize the Adviser to use leverage in a manner that adversely impacts the Company’s performance.

Fair Valuation of the Company’s Portfolio Investments

Generally, there is no public market for the CLO investments and certain other credit assets in which the Company may invest. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of the market is relatively limited. While the Company cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2026
(Unaudited)

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Loan Accumulation Facilities Risk

The Company may invest in loan accumulation facilities (“LAFs”), which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Synthetic Investments Risk

The Company may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Company will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Company generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Company will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Company may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset. Consequently, the Company will be subject to the credit risk of the counterparty as well as that of the reference obligor. As a result, concentrations of synthetic securities in any one counterparty subjects the Company to an additional degree of risk with respect to defaults by such counterparty as well as by the reference obligor.

Infrastructure Sector Risk

Infrastructure asset investments (“Infrastructure Assets”) may be subject to a variety of risks, not all of which can be foreseen or quantified, including: (i) the burdens of ownership of infrastructure: (ii) local, national and international political and economic conditions; (iii) the supply and demand for services from and access to infrastructure; (iv) the financial condition of users and suppliers of Infrastructure Assets; (v) changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of Infrastructure Assets difficult or impracticable; (vi) changes in regulations, planning laws and other governmental rules; (vii) changes in fiscal and monetary policies; (viii) under-insured or uninsurable losses, such as force majeure acts and terrorist events; (ix) reduced investment in public and private infrastructure projects; and (x) other factors which are beyond the reasonable control of the Company. Many of the foregoing factors could cause fluctuations in

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2026
(Unaudited)

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

usage, expenses and revenues, increasing the risk of default of the Company’s debt investments in Infrastructure Assets and causing the value of any related equity investments to decline. This could have a material adverse effect on the Company’s performance.

Asset-Based Finance Investments Risk

The Company may invest in asset-based finance (“ABF”) investments, which are credit instruments in which repayment is supported by cash flows generated by a defined pool of financial or operating assets rather than the general credit of a corporate borrower. ABF investments may include, among others, loans, notes, receivables, leases, and other structured credit instruments backed by assets such as equipment, vehicles, inventory, intellectual property, payment streams, contractual receivables, or other assets. These investments may be originated directly or acquired through secondary transactions and may be held in various forms, including whole loans, loan participations, asset-backed securities, or other structured instruments. The value of ABF investments is subject to the risk that the underlying obligors will be unable or unwilling to make principal or interest payments as they come due. ABF investments are also subject to the risk that the value of the collateral securing the obligations will decline or that the Company may be unable to realize the expected value of the collateral because of difficulties in liquidating or enforcing rights in the collateral. In addition, cash flows associated with ABF investments may be affected by factors such as the creditworthiness of the servicer, changes in prepayment rates, fluctuations in interest rates, structural features of the investment, and broader economic and market conditions. These factors may reduce the Company’s returns or result in losses.

Investments in Secured Debt

The assets of the portfolio of the Company may include secured debt, which involve various degrees of risk of a loss of capital. The factors affecting an issuer’s secured debt, and its overall capital structure, are complex. Some secured loans may not necessarily have priority over all other debt of an issuer. For example, some secured loans may permit other secured obligations (such as overdrafts, swaps or other derivatives made available by members of the syndicate to the company), or involve secured loans only on specified assets of an issuer. Issuers of secured loans may have two tranches of secured debt outstanding each with secured debt on separate collateral. In the event of Chapter 11 filing by an issuer, the U.S. Bankruptcy Reform Act of 1978, as amended, authorizes the issuer to use a creditor’s collateral and to obtain additional credit by grant of a priority lien on its property, senior even to liens that were first in priority prior to the filing, as long as the issuer provides what the presiding bankruptcy judge considers to be “adequate protection” which may but need not always consist of the grant of replacement or additional liens or the making of cash payments to the affected secured creditor. The imposition of priority liens on the Company’s collateral would adversely affect the priority of the liens and claims held by the Company and could adversely affect the Company’s recovery on the affected debt. Any secured debt is secured only to the extent of its lien and only to the extent of underlying assets or incremental proceeds on already secured assets. Moreover, underlying assets are subject to credit, liquidity, and interest rate risk.

Currency Risk

Although the Company primarily makes investments denominated in U.S. dollars, the Company may make investments denominated in other currencies. The Company’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Company may or may not hedge currency risk.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2026
(Unaudited)

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Company had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Company’s risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets and the market value of the Company’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

Fluctuations in interest rates, whether driven by governmental policy, inflation expectations, or other market factors, could adversely affect the Company’s results, including both the level of cash flows the Company generates and the market value of its portfolio investments.

Income from the Company’s investments in floating-rate instruments (including CLO debt securities) will generally rise or fall with changes in the Secured Overnight Financing Rate (“SOFR”) or another applicable benchmark rate.

In a sustained period of elevated interest rates and/or an economic downturn, loan default rates could rise, leading to higher credit losses that may reduce the Company’s cash flow, the fair value of its assets, and its operating results. Conversely, a significant decline in interest rates could decrease portfolio income over time as loans reprice at lower coupons.

An increase in interest rates may also negatively affect the value of the Company’s fixed-rate investments, such as high-yield bonds, and could increase the Company’s own financing costs to the extent it issues floating rate debt or refinances fixed-rate debt or preferred equity at higher rates in the future, thereby reducing net investment income.

Refinancing Risk

If the Company incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Company fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Company’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Company’s ability to grow, and holders of the Company’s common stock would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Company fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Company’s net assets, the amount of income available for distributions to the Company’s stockholders, and the amount of income available for payment of the Company’s other liabilities.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2026
(Unaudited)

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Derivatives Risk

Derivative instruments in which the Company may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Company’s performance, effecting a form of investment leverage on the Company’s portfolio. In certain types of derivative transactions, the Company could lose the entire amount of the Company’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

Price Risk

Investors who buy shares at different times will likely pay different prices.

Non-U.S. Investing Risk

Investing in foreign entities or issuers with underlying non-U.S. assets may expose us to additional risks not typically associated with investing in U.S. entities and issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, the imposition of sanctions, tariffs, or other governmental restrictions, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, we, and the issuers in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions.

Global Risk

Due to highly interconnected global economies and financial markets, the value of the Company’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the enactment of trade tariffs, the spread of infectious illness or other public health threats could also significantly impact the Company and its investments.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Company, the Company’s underlying obligors, the collateral managers of the CLOs in which the Company invests (or managers of other securitized or pooled vehicles in which the Company invests), or the Company’s service providers could adversely affect the Company’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such obligor may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs it manages, which could negatively affect the performance of such CLOs (and, therefore, the performance of the Company).

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2026
(Unaudited)

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

4. RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

On October 5, 2018, the Company entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee for its services.

Management Fee

The management fee is calculated at an annual rate equal to 1.25% of the Company’s “Managed Assets” and payable quarterly in arrears. Managed Assets are defined as the Company’s total assets (including assets attributable to the Company’s use of leverage) minus the sum of the Company’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). For the three months ended March 31, 2026, the Company incurred a management fee of $1.35 million, with a payable balance of $1.34 million as of March 31, 2026.

Administration Agreement

On October 5, 2018, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator provides a range of administrative services to the Company, including maintaining financial records, providing accounting services, calculating NAV, overseeing the preparation and filing of the Company’s tax returns, monitoring compliance with tax laws and regulations, assisting with audits conducted by an independent public accounting firm, managing the printing and disseminating reports to the Company’s shareholders, maintaining the Company’s website, supporting investor relations, overseeing the payment of the Company’s expenses, coordinating the performance of administrative and professional services rendered to the Company by third parties, and providing other administrative services as the Company may designate from time to time.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead incurred in performing its obligations under the Administration Agreement, including rent, compliance-related fees and expenses, and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and related support staff. The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company-related matters.

Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator.

The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board on an annual basis.

For the three months ended March 31, 2026, the Company was charged a total of $0.18 million in administration fees, consisting of approximately $0.10 million and $0.08 million relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations, and of which $0.17 million was payable as of March 31, 2026.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2026
(Unaudited)

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Affiliated Ownership

As of March 31, 2026, the Adviser and senior investment team held an aggregate of 0.3% of the Company’s common stock and 0.1% of the Series A Term Preferred Stock as of March 31, 2026. An affiliate of Enstar Group Limited (“Enstar”) holds an indirect non-controlling ownership interest in the Adviser. As of March 31, 2026, subsidiaries of Enstar held an aggregate of 16.3% of the Company’s common stock.

Exemptive Relief

On July 18, 2025, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions. Prior to July 18, 2025, the Company operated under exemptive relief from a previous order issued on March 17, 2025.

Dealer Manager Agreement

On March 9, 2026, the Company entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Eagle Point Securities LLC (the “Dealer Manager”), a registered broker-dealer and an affiliate of the Adviser, with respect to the offering of the Company’s Convertible Perpetual Preferred Stock. Pursuant to the terms of the Dealer Manager Agreement, the Dealer Manager acts as a distributor of the Company’s Convertible Perpetual Preferred Stock on a best-efforts basis, subject to various conditions. The Company’s Convertible Perpetual Preferred Stock are offered for sale through the Dealer Manager at a public offering price of $25.00 per share (the “Convertible Perpetual Preferred Stock Liquidation Preference”), subject to certain reductions. Under the Dealer Manager Agreement, the Dealer Manager also provides certain marketing and wholesale services in consideration of its receipt of a dealer manager fee.

The Company pays the Dealer Manager a selling commission of up to 6.0% of the Convertible Perpetual Preferred Stock Liquidation Preference for each share of the Series AA Convertible Perpetual Preferred Stock sold and a dealer manager fee of up to 2.0% of the Convertible Perpetual Preferred Stock Liquidation Preference for each share of the Series AA Convertible Perpetual Preferred Stock and Series AB Convertible Perpetual Preferred Stock sold. The Dealer Manager may reallow a portion or all of the selling commissions and/or the dealer manager fees to selling agents for selling shares of the Convertible Perpetual Preferred Stock to customers. For the three months ended March 31, 2026, the Company did not incur commissions under the Dealer Manager Agreement.

On April 11, 2025, the Company entered into an At Market Issuance Dealer Manager Agreement, or the “ATM Dealer Manager Agreement,” with Eagle Point Securities LLC (the “Dealer Manager”). Pursuant to the ATM Dealer Manager Agreement, the Company may offer and sell shares of its common stock and Preferred Stock from time to time through the Dealer Manager (including through any sub-placement agent chosen by the Dealer Manager). For the period from April 11, 2025 to March 31, 2026, the Company paid $0.7 million in commission associated with sales under the ATM Dealer Manager Agreement, of which $0.1 million was paid to the Dealer Manager and $0.6 million was paid to sub-placement agents chosen by the Dealer Manager.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2026
(Unaudited)

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

5. COMMON STOCK

As of March 31, 2026, there were 150 million shares of common stock authorized, of which 23,043,757 shares were issued and outstanding.

Pursuant to a prospectus supplement filed with the SEC on December 9, 2024, the Company launched a new ATM offering to sell up to $250 million aggregate amount of its common stock.

For the three months ended March 31, 2026, there were no common stock issuances in connection with the ATM offerings and DRIP.

On June 9, 2025, the Board authorized a program to repurchase the Company’s common stock in the open market (the “Share Repurchase Program”). The Share Repurchase Program will remain in effect until June 9, 2026, unless otherwise extended or earlier discontinued. The timing, manner, price and amount of any repurchases will depend on the Company’s stock price, market conditions, applicable legal requirements and other factors. The Share Repurchase Program does not obligate the Company to purchase a specific amount of common stock. As of March 31, 2026, the Board has authorized the repurchase of up to $60 million of the Company’s common stock.

The following table summarizes the activity under the Share Repurchase Program for the three months ended March 31, 2026:

Shares Repurchased	Average Price Paid per Share	Aggregate Cost (including commissions) (in millions)
389,799	$ 11.12	$ 4.3

All repurchased shares were retired immediately on repurchase and are no longer considered issued and outstanding.

6. PREFERRED STOCK

As of March 31, 2026, there were 20 million shares of preferred stock authorized, par value $0.001 per share, of which the following shares were issued and outstanding:

	Stock A Term Preferred Stock	Stock C Term Preferred Stock
Shares Issued and Outstanding	1,521,649	4,173,076

Except as otherwise stated in the 1940 Act or the Company’s certificate of incorporation, each holder of Preferred Stock is entitled to one vote for each share of Preferred Stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred and common stockholders vote together as a single class on all matters submitted to the Company’s stockholders, except that the Company’s preferred stockholders have the right to elect two directors at all times. The remaining members of the Board are elected jointly by Company’s preferred and common stockholders, voting as a single class. Under the terms of the Company’s CNBF Revolving Credit Facility (described under Note 9, below), the Company cannot optionally redeem any shares of its Preferred Stock prior to the CNBF Revolving Credit Facility scheduled maturity date and cannot make any distributions or other payments on the Preferred Stock during the existence of a default or margin deficiency (each as defined under the applicable credit agreement).

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2026
(Unaudited)

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Mandatorily Redeemable Preferred Stock

The Company has accounted for its Preferred Stock as a liability under ASC 480 due to their mandatory redemption requirements. The Company has also elected the FVO under ASC 825 for each of its Preferred Stock issuances. Accordingly, the Preferred Stock is reflected as a liability at fair value in the Consolidated Statement of Assets and Liabilities.

The following table summarizes certain information as of and for the three months ended March 31, 2026 pertaining to the Company’s Preferred Stock:

			Change in fair value due to:
Security	Maturity Date(1)	Callable Date(2)	Market Risk(3)	Instrument-Specific Credit Risk(4)
Series A Term Preferred Stock	October 26, 2026	Callable	$(0.22)	$(0.18)
Series C Term Preferred Stock	April 30, 2029	April 3, 2026	2.32	(1.45)
Total			$2.10	$(1.63)

(1)The date which the Company is required to redeem all outstanding shares of the Preferred Stock, at a redemption price of $25 per share, plus the accumulated but unpaid dividends, if any.

(2)The date which the Company may, at its sole option, redeem the outstanding shares of the Preferred Stock in whole or in part from time to time.

(3)For the three months ended March 31, 2026. Amounts are in millions and recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

(4)For the three months ended March 31, 2026. Amounts are in millions and recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as a United States treasury bond index with a similar maturity to the instrument being valued.

Convertible Perpetual Preferred Stock

Pursuant to a prospectus supplement filed with the SEC on March 9, 2026, the Company launched an offering to sell up to 4,000,000 shares of Convertible Perpetual Preferred Stock with an aggregate liquidation preference of up to $100 million.

The Company has accounted for its Convertible Perpetual Preferred Stock as temporary equity under ASC 480. Accordingly, the Convertible Perpetual Preferred Stock are reflected in the Consolidated Statement of Assets and Liabilities at its $25 per share liquidation preference, net of unamortized deferred issuance costs. As of March 31, 2026, there was no Convertible Perpetual Preferred Stock outstanding.

Series AA Convertible Perpetual Preferred Stock shareholders may elect to convert their shares of Convertible Perpetual Preferred Stock at any time by delivering to the Company a notice of conversion subject to a conversion fee of between 0% and 8%.

Series AB Convertible Perpetual Preferred Stock shareholders may elect to convert their shares of Convertible Perpetual Preferred Stock at any time by delivering to the Company a notice of conversion subject to a clawback provision of three full months of earned interest in the first year of ownership.

The Company may elect to settle the Convertible Perpetual Preferred Stock stockholder optional conversions in either cash or shares at the Conversion Price.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2026
(Unaudited)

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

See Note 2 “Summary of Significant Accounting Policies, Temporary Equity,” for additional information relating to the outstanding Convertible Perpetual Preferred Stock.

ATM Program

Pursuant to a prospectus supplement filed with the SEC on April 11, 2025, the Company launched an ATM offering to allow the Company to sell up to 2 million shares of Series C Term Preferred Stock, exclusive of any share previously sold to the relevant sales agreement.

For the three months ended March 31, 2026, the Company had no sales in connection with the ATM offerings.

The Company may in the future engage a broker-dealer to repurchase opportunistically, on the Company’s behalf, shares of the Company’s listed Preferred Stock through open market transactions. The price and other terms of any such repurchases will depend on prevailing market conditions, the Company’s liquidity and other factors. Depending on market conditions, the amount of Preferred Stock repurchases may be material and may continue through year-end 2026; however, the Company may reduce or extend this time frame in its discretion and without notice. Any Preferred Stock repurchases will comply with the provisions of the 1940 Act and the Securities Exchange Act of 1934. The repurchase of any such Preferred Stock would reduce the Company’s outstanding leverage. The Company did not repurchase Preferred Stock for the three months ended March 31, 2026.

See Note 10 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.

7. COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of March 31, 2026, the Company had total unfunded investment commitments of $23.4 million arising from loans and notes, CFO equity, preferred stock and rated feeder fund equity investments.

8. INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2026
(Unaudited)

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

9. REVOLVING CREDIT FACILITIES

On November 14, 2025 the Company entered into a credit agreement with City National Bank of Florida (“CNBF”), as lender, that established a revolving credit agreement (the “CNBF Revolving Credit Facility”). Pursuant to the terms of the CNBF Revolving Credit Facility, the Company could borrow up to an aggregate principal balance of $50.0 million (the “Commitment Amount”). The CNBF Revolving Credit Facility is collateralized by certain investments held by the Company. The Company has granted a security interest in certain assets to CNBF, as lender. Such borrowings under the CNBF Revolving Credit Facility bear interest at Term SOFR plus a spread.

The CNBF Revolving Credit Facility will mature on the earlier of (i) the termination of the Commitment, as defined by the terms of the Revolving Credit Facilities or (ii) the scheduled maturity date of November 14, 2028. The Company has the option to extend the maturity from time to time in accordance with the CNBF Revolving Credit Facility agreement.

For the three months ended March 31, 2026, the Company had no borrowings outstanding under the CNBF Revolving Credit Agreement; accordingly, the average outstanding balance and weighted average interest rate were $0.0 million and 0.0%, respectively. No interest expense was incurred in connection with the CNBF Revolving Credit Facility during the period. As of March 31, 2026, the Company had no borrowings outstanding under the CNBF Revolving Credit Agreement.

See Note 10 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to the CNBF Revolving Credit Agreement.

10. ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the CNBF Revolving Credit Agreement or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Revolving Credit Facilities require the Company to cure any breach of the applicable asset coverage if the Company fails to maintain the applicable asset coverage, and the terms of the Preferred Stock require the Company to redeem shares of the Preferred Stock, if such failure to maintain the applicable asset coverage is not cured by a certain date.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2026
(Unaudited)

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and CNBF Revolving Credit Agreement as of March 31, 2026, and as of December 31, 2025:

	As of March 31, 2026	As of December 31, 2025
Total Assets	$422,999,402	$458,536,390
Less liabilities and debts not represented by senior securities	(5,155,465)	(3,994,150)
Net total assets and liabilities	$417,843,937	$454,542,240

Preferred Stock(3)	$142,368,125	$142,368,125
Principal amount outstanding under the CNBF Revolving Credit Facility	—	—
Total senior securities	$142,368,125	$142,368,125

Asset coverage for senior securities(1)	293%	319%
Asset coverage for Revolving Credit Facility(2)(3)	N/A	N/A

(1) Asset coverage for senior securities is calculated in accordance with section 18(h) of the 1940 act, as generally described above.

(2) Asset coverage for the Revolving Credit Facility is calculated in accordance with Section 18(h) of the 1940 act, as generally described above.

(3) Amounts are based on outstanding principal balances as of the dates presented.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In December 2023, the FASB issued Accounting Standards Update No. 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The ASU requires the annual financial statements to include income taxes paid disaggregated by jurisdiction. ASU 2023-09 is effective for the Company’s annual reporting periods beginning after December 15, 2025. The Company evaluated the disclosure requirements of ASU 2023 09 and determined that the standard did not have a material effect on the Company’s income tax disclosures or overall financial statements; therefore, no additional disclosures were required upon adoption.

12. SUBSEQUENT EVENTS

On April 30, 2026, the Company paid a monthly distribution of $0.11 per share of its common stock, a monthly distribution of $0.104167 per share of the Series A Term Preferred Stock to holders of record as of April 10, 2026.

The Company redeemed all outstanding shares of the Series C Term Preferred Stock on April 6, 2026, at a redemption price of $25 per share.

Eagle Point Income Company Inc. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2026
(Unaudited)

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

On May 12, 2026 the Company declared three separate monthly distributions of $0.11 per share on its common stock for the third quarter of 2026. The following schedule applies to the distributions:

Security	Amount per Share	Record Dates	Payable Dates
Common Stock	$0.11	July 13, 2026 August 11, 2026 September 10, 2026	July 31, 2026 August 31, 2026 September 30, 2026
Series A Term Preferred Stock	$0.104167
Series AA Convertible Perpetual Preferred Stock	$0.125
Series AB Convertible Perpetual Preferred Stock	$0.125

Management’s unaudited estimate of the range of the Company’s NAV per common share as of April 30, 2026 was between $12.48 and $12.58.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report, and has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Financial Highlights
(Unaudited)

Per Share Data	For the three months ended March 31, 2026	For the year ended December 31, 2025	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022
Net asset value at beginning of period	$13.31	$14.99	$14.39	$12.91	$16.76
Net investment income, before fee waivers and expenses reimbursed(1)(2)	0.36	1.51	1.89	1.90	1.64
Management fee voluntarily waived by the Adviser(1)	—	—	—	—	—
Expenses reimbursed by the Adviser(1)	—	—	—	—	—
Administration fee voluntarily waived by the Administrator(1)	—	—	—	—	—
Net investment income	0.36	1.51	1.89	1.90	1.64
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments(1)(3)	(1.41)	(1.45)	0.93	1.32	(4.45)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	0.09	(0.15)	(0.01)	(0.14)	0.53
Net income (loss) and net increase (decrease) in net assets resulting from operations	(0.96)	(0.09)	2.81	3.08	(2.28)

Common stock distributions from net investment income(4)	(0.33)	(1.80)	(2.40)	(1.98)	(1.53)
Common stock distributions from net realized gains on investments(4)	—	—	—	—	—
Common stock distributions from tax return of capital(4)	—	(0.18)	—	—	—
Total common stock distributions declared to stockholders(4)	(0.33)	(1.98)	(2.40)	(1.98)	(1.53)
Common stock distributions based on weighted average shares impact(5)	—	0.00	0.02	—	—
Total common stock distributions	(0.33)	(1.98)	(2.38)	(1.98)	(1.53)

Effect of other comprehensive income	(0.07)	0.07	(0.05)	0.25	(0.15)
Effect of shares issued(6)	—	0.15	0.36	0.20	0.14
Effect of underwriting discounts, commissions and offering expenses associated with shares issued(6)	—	(0.05)	(0.14)	(0.07)	(0.03)
Effect of offering expenses associated with shares issued(7)	—	—	—	—	—
Effect of shares issued in accordance with the Company’s dividend reinvestment plan	—	—	—	—	—
Effect of shares repurchased	0.04	0.22	—	—	—
Effect of paid-in capital contribution(8)	—	—	—	—	—
Net effect of shares issued	0.04	0.32	0.22	0.13	0.11
Net asset value at end of period	$11.99	$13.31	$14.99	$14.39	$12.91
Per share market value at beginning of period(9)	$11.41	$15.54	$14.57	$13.87	$17.03
Per share market value at end of period	$9.44	$11.41	$15.54	$14.57	$13.87
Total return, based on market value(10)	(14.54%)	(15.15%)	24.80%	21.37%	(8.67%)
Shares of common stock outstanding at end of period	23,043,757	23,433,556	21,143,481	10,997,398	7,896,757

Ratios and Supplemental Data:
Net asset value at end of period	$276,407,555	$311,953,385	$316,990,858	$158,207,420	$101,943,840
Ratio of net investment income to average net assets(11)(13)	11.62%	10.63%	12.26%	13.83%	11.20%
Ratio of expenses, before fee waivers and expenses reimbursed, to average net assets(11)(12)(13)	6.34%	6.36%	6.60%	7.44%	7.16%
Ratio of expenses, after fee waivers and expenses reimbursed, to average net assets(11)(12)(13)	N/A	N/A	N/A	N/A	N/A
Portfolio turnover rate(14)	14.18%	47.47%	31.88%	3.18%	6.32%
Asset coverage for senior securities	293%	319%	336%	279%	313%
Asset coverage for Revolving Credit Facility	N/A	N/A	22429%	1668%	1630%

Revolving Credit Facility:
Principal amount outstanding at end of period	$—	$—	$2,000,000	$14,520,000	$9,030,000
Asset coverage per $1,000 at end of period(15)	$NM	$NM	$224,291.50	$16,681.46	$16,296.64

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Financial Highlights
(Unaudited)

Per Share Data	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019	For the period from October 16, 2018 to December 31, 2018
Net asset value at beginning of period	$16.89	$19.34	$18.28	$20.00
Net investment income, before fee waivers and expenses reimbursed(1)(2)	0.98	1.27	1.15	0.10
Management fee voluntarily waived by the Adviser(1)	—	—	0.08	0.05
Expenses reimbursed by the Adviser(1)	—	—	0.06	0.20
Administration fee voluntarily waived by the Administrator(1)	—	—	0.03	—
Net investment income	0.98	1.27	1.32	0.35
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments(1)(3)	0.38	(2.21)	0.70	(1.72)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(0.01)	—	—	—
Net income (loss) and net increase (decrease) in net assets resulting from operations	1.35	(0.94)	2.02	(1.37)

Common stock distributions from net investment income(4)	(1.33)	(1.32)	(0.69)	(0.35)
Common stock distributions from net realized gains on investments(4)	—	—	—	—
Common stock distributions from tax return of capital(4)	—	(0.18)	—	—
Total common stock distributions declared to stockholders(4)	(1.33)	(1.50)	(0.69)	(0.35)
Common stock distributions based on weighted average shares impact(5)	(0.02)	—	(0.15)	—
Total common stock distributions	(1.35)	(1.50)	(0.84)	(0.35)
Effect of other comprehensive income	(0.13)
Effect of shares issued(6)	0.10	—	(0.19)	—
Effect of underwriting discounts, commissions and offering expenses associated with shares issued(6)	(0.10)	(0.01)	—	—
Effect of offering expenses associated with shares issued(7)	—	—	(0.12)	—
Effect of shares issued in accordance with the Company’s dividend reinvestment plan	—	—	—	—
Effect of shares repurchased	—	—	—	—
Effect of paid-in capital contribution(8)	—	—	0.19	—
Net effect of shares issued	—	(0.01)	(0.12)	—
Net asset value at end of period	$16.76	$16.89	$19.34	$18.28
Per share market value at beginning of period(9)	$14.41	$18.76	$19.89	N/A
Per share market value at end of period	$17.03	$14.41	$18.76	N/A
Total return, based on market value(10)	26.55%	(14.07%)	(2.27%)	N/A
Shares of common stock outstanding at end of period	6,881,964	6,106,458	6,018,273	3,769,596

Ratios and Supplemental Data:
Net asset value at end of period	$115,349,167	$103,120,136	$116,408,383	$68,923,362
Ratio of net investment income to average net assets(11)(13)	5.66%	8.65%	6.67%	8.54%
Ratio of expenses, before fee waivers and expenses reimbursed, to average net assets(11)(12)(13)	5.36%	3.99%	2.75%	3.12%
Ratio of expenses, after fee waivers and expenses reimbursed, to average net assets(11)(12)(13)	N/A	N/A	1.89%	0.00%
Portfolio turnover rate(14)	27.98%	29.14%	11.42%	2.35%
Asset coverage for senior securities	313%	N/A	N/A
Asset coverage for Revolving Credit Facility	873%	796%	947%

Revolving Credit Facility:
Principal amount outstanding at end of period	$19,550,000	$14,815,000	$13,743,000	$—
Asset coverage per $1,000 at end of period(15)	$8,732.75	$7,960.52	$9,470.38	$—

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Consolidated Financial Highlights
(Unaudited)

Footnotes to the Financial Highlights:

(1)Per share amounts are based on the weighted average of shares of common stock outstanding for the period.

(2)Per share distributions paid to preferred stockholders are reflected in net investment income, and totaled $(0.11), ($0.47), ($0.46), ($0.33), ($0.27) and ($0.05) per share of common stock for the three months ended March 31, 2026, and for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021, respectively.

(3)Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments may include a balancing figure to reconcile to the change in NAV per share at the end of each period. The amount shown for a share outstanding throughout the period may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of sales of the Company’s common stock in relation to fluctuating market values for the portfolio.

(4)The information provided is based on estimates available at each respective period. The Company’s final taxable income and the actual amount required to be distributed will be finally determined when the Company files its final tax returns and may vary from these estimates.

(5)Represents the difference between the per share amount distributed to common stockholders of record and the per share amount distributed based on the weighted average of shares of common stock outstanding for the period.

(6)Represents the effect per share of the Company’s issuance of shares of common stock pursuant to a private placement in May 2019 and the Company’s ATM and follow on offerings. Effect of shares issued reflect the impact of the offering price when compared to management’s estimated NAV per share at the time of each respective offering.

(7) Represents the effect per share of offering expenses incurred prior to or in connection with the Company’s IPO.

(8) Represents the effect of the paid-in capital contribution made by an affiliate of the Adviser pursuant to a private placement in May 2019.

(9) Represents the IPO price as of July 23, 2019 for the year ended December 31, 2019.

(10)Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. For the year ended December 31, 2019 the total return on market value is calculated as the change in market value per share for the period commencing July 23, 2019, the date of the Company’s IPO, through December 31, 2019. The beginning market value per share is based on the initial public offering price of $19.89 per share. Total return does not reflect any sales load.

(11)Ratios for the three months ended March 31, 2026 and the period from October 16, 2018 to December 31, 2018 are annualized. Ratios include the impact of the fee waivers and expenses reimbursed by the Adviser, where applicable.

(12)Expenses of the Company for the period from October 16, 2018 to December 31, 2018 and for the period from January 1, 2019 to May 31, 2019 were reimbursed by the Adviser. In addition, the Adviser has voluntarily waived the management fee and the Administrator has voluntarily waived the administration fee for the same periods from October 16, 2018 to December 31, 2018 and from January 1, 2019 to May 31, 2019.

(13)Ratios for the three months ended March 31, 2026 and for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020 and December 31, 2019 include interest expense on the credit facility of 0.09%, 0.08%, 0.11%, 0.21%, 0.63%, 0.40%, 0.60% and 0.04% of average net assets, respectively. Ratios for the three months ended March 31, 2026 and for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021 include interest expense on the Series A Term Preferred Stock, Series B Term Preferred Stock, and Series C Term Preferred Stock of 3.56%, 3.35%, 2.96%, 2.38%, 1.83% and 0.31% of average net assets, respectively. Ratios for the years ended December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021 and December 31, 2019 include excise tax expense of (0.02%), 0.11%, 0.27%, 0.06% and 0.10% of average net assets, respectively.

(14)The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total of investment sales and repayments of principal executed during the period, divided by the average fair value of the investments for the same period.

(15)The asset coverage per unit figure is the ratio of the Company’s total assets, less liabilities and indebtedness not represented by the credit facility, to the aggregate dollar amount of outstanding borrowings of the credit facility, in accordance with section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

MARCH 31, 2026 CONSOLIDATED FINANCIAL STATEMENTS | Eagle Point Income Company Inc.

Eagle Point Income Company Inc. and Subsidiaries
Supplemental Information
(Unaudited)

Senior Securities Table

Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted.

Type of Security	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit(1)	Involuntary Liquidating Preference Per Unit(2)	Average Market Value Per Unit(3)

For the three months ended March 31, 2026
Preferred Stock	$142,368,125	$74.03	$25.00	$24.80
Revolving Credit Facilities (CNBF)	$0	NM	N/A	N/A

For the year ended December 31, 2025
Preferred Stock	$142,368,125	$79.83	$25.00	$24.82
Revolving Credit Facilities (CNBF)	$0	NM	N/A	N/A

For the year ended December 31, 2024
Preferred Stock	$131,524,950	$83.99	$25.00	$24.44
Revolving Credit Facility (BNP Paribas)	$2,000,000	$224,291.50	N/A	N/A

For the year ended December 31, 2023
Preferred Stock	$72,353,275	$69.70	$25.00	$23.81
Revolving Credit Facility (BNP Paribas)	$14,520,000	$16,681.46	N/A	N/A

For the year ended December 31, 2022
Preferred Stock	$38,041,225	$78.16	$25.00	$23.68
Revolving Credit Facility (BNP Paribas)	$9,030,000	$16,296.64	N/A	N/A

For the year ended December 31, 2021
Preferred Stock	$35,000,000	$78.24	$25.00	$25.32
Revolving Credit Facility (BNP Paribas)	$19,550,000	$8,732.75	N/A	N/A

For the year ended December 31, 2020
Revolving Credit Facility (Société Générale)	$14,815,000	$7,960.52	N/A	N/A

For the year ended December 31, 2019
Revolving Credit Facility (Société Générale)	$13,743,000	$9,470.38	N/A	N/A

(1)The asset coverage per unit figure is the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of senior securities, as calculated separately for each of the Preferred Stock and Revolving Credit Facilities in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25). With respect to the Revolving Credit Facilities, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 of indebtedness.

(2)The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.

(3)The average market value per unit is calculated by taking the average of the closing price of the Series A Term Preferred Stock (NYSE: EICA), Series B Term Preferred Stock (NYSE: EICB), and Series C Term Preferred Stock (NYSE: EICC).

Eagle Point Income Company Inc.

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340 8500

Investment Adviser

Eagle Point Income Management LLC
600 Steamboat Road, Suite 202
Greenwich, CT 06830

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent for Common Stock and Series A Term Preferred Stock

Equiniti Trust Company, LLC
28 Liberty Street, 53rd Floor
New York, NY 10005
(800) 937 5449

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent for Series AA and Series AB Convertible Perpetual Preferred Stock

Computershare Trust Company, N.A.
P.O. Box 43007
Providence, RI 02940
(800) 373-6374

www.EaglePointIncome.com

© Eagle Point Income Company Inc. All rights reserved.

Eagle Point and Eagle Point Credit are registered trademarks of Eagle Point Credit Management LLC